                                         OPPENHEIMER MONEY MARKET FUND, INC.
                                        Supplement dated June 10, 2002 to the
                                         Prospectus dated November 28, 2001

The Prospectus is changed by adding the following paragraph to the end of the "How the Fund is Managed" section on page 9:

              At a meeting  held on  December  13,  2001,  the  Board of  Directors  of the Fund  approved various  changes to the Fund's  fundamental  investment  policies  and  submission  of a new investment  advisory  agreement  to  shareholders  for  approval.  Approval  of  the  Fund's shareholders is required before the Fund's  fundamental  investment  policies can be changed and before a new investment  advisory  agreement can be adopted.  Recently,  shareholders of the Fund as of May 2, 2002 (the record  date) were mailed  proxy  materials  explaining  the reasons for the proposed  changes.  In addition,  a copy of the proxy statement is available for  information  purposes  on the  OppenheimerFunds  website  at  www.oppenheimerfunds.com.
              Shareholders may also call  1.800.708.7780 to request a copy of the proxy statement.  If the proposed changes are approved by  shareholders,  the Fund's  prospectus  and/or statement of additional information will be revised to reflect the approved changes.

June 10, 2002                                                                           PS0200.012